UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 31, 2010

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa	50266
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (515) 225-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 31, 2010, FBL Financial Group issued a news release announcing that its 2009 online annual report to shareholders is now available on its website at http://www.fblfinancial.com/2009AnnualReport/. The online annual report for 2009 includes a video letter to shareholders, financial highlights, questions and answers, information about the company, its management team and the board of directors, and an interactive timeline. In addition, financial statements and the proxy statement are readily available for viewing or printing.

The news release is furnished as Exhibit 99.1 and a transcript and materials from the online annual report are furnished as Exhibit 99.2. This information shall not be deemed “filed” for purposes of Section 18 of the Securities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
(Registrant)

Date: March 31, 2010

/s/ James P. Brannen
James P. Brannen
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
Exhibit 99.1	News release of the registrant dated March 31, 2010
Exhibit 99.2	2009 annual report transcript and materials of the registrant